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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 1, 2004

CROSSTEX ENERGY, L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE	000-50067	16-1616605
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)
2501 CEDAR SPRINGS, SUITE 600 DALLAS, TX (Address of principal executive offices)		75201 (Zip code)

Registrant's telephone number, including area code: (214) 953-9500

        This current report on Form 8-K/A amends our current report on Form 8-K filed with the Securities and Exchange Commission on April 14, 2004 (the "Form 8-K"). Unless set forth below, all previous items of the Form 8-K are unchanged.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        Item 2 of the Form 8-K is hereby amended and restated in its entirety as follows:

        On April 1, 2004, the Registrant, through its wholly-owned subsidiary Crosstex Louisiana Energy, L.P., completed the acquisition of the LIG Pipeline Company and its subsidiaries (LIG Inc., Louisiana Intrastate Gas Company, L.L.C., LIG Chemical Company, LIG Liquids Company, L.L.C. and Tuscaloosa Pipeline Company) (collectively, "LIG") from a subsidiary of American Electric Power ("AEP") in a negotiated transaction for $76.9 million (excluding transaction costs) in cash. The Registrant financed the acquisition through borrowings under its existing bank credit facility.

        The LIG system is an intrastate pipeline system consisting of approximately 2,000 miles of gas gathering and transmission systems located in 32 parishes extending from northwest and north-central Louisiana through the center of the state to south and southeast Louisiana as well as along the Mississippi river. Its gathering and transmission pipelines range in diameter from two to 36 inches and have a total estimated throughput capacity of approximately 900,000 MMBtu/d. The LIG system collects gas from approximately 750 receipt and delivery points and includes over 100 connections to 36 interstate and intrastate pipelines. Average daily throughput at the time of acquisition was approximately 580,000 MMBtu/d. Both rich and lean natural gas is supplied to the LIG system and the system is divided into nine operating segments to manage these supplies of natural gas. Five processing plants straddle the system in three locations and have a total processing capacity of approximately 663,000 MMBtu/d. Three of the processing plants are currently idle and the throughput in the active plants was approximately 335,000 MMBtu/d at the time of acquisition. Prior to the acquisition the LIG assets were used for natural gas gathering, transmission and processing; the Registrant intends to continue to use the LIG assets in these capacities.

        After giving pro forma effect to the LIG acquisition, for the year ended December 31, 2003 and the three months ended March 31, 2004, the Registrant would have gathered and transported approximately 1,200 MMBtu/d and 1,300 MMBtu/d of natural gas, respectively.

        The Registrant generates profits in the LIG system through the margins the Registrant earns by purchasing, gathering, transporting and reselling natural gas. As of the time of acquisition, the Registrant was purchasing natural gas from approximately 90 producers generally on a month-to-month or short-term arrangement. Substantially all of the gas the Registrant purchases, which represents about 60% of the volumes on the system, are purchased and resold at a fixed price relative to an index. The remaining volumes on the system are moved under transportation contracts in which the Registrant does not take title to the natural gas, but receives a fee for making transportation available on the system. The LIG system transports and sells gas to the industrial markets located in the industrial corridor along the Mississippi River between Baton Rouge and New Orleans where customers include power plants, municipal gas systems, industrial markets and interstate pipeline systems. At the time of acquisition, the Registrant was selling gas to approximately 40 customers primarily pursuant to contracts that are month-to-month or have terms that largely expire in the next twelve months. One significant new contract has a term through the end of 2008. The Registrant plans to focus its efforts on increasing volumes and margins in the LIG system by expanding direct sales service to existing markets and increasing direct connections to producers to reduce gas supply purchased from other pipeline systems.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (a) Financial Statements of Businesses Acquired

        Item 7(a) of the Form 8-K is hereby amended and restated in its entirety as follows:

        The consolidated financial statements of LIG Pipeline Company and its subsidiaries together with the report of Deloitte & Touche LLP with respect thereto, are included as Exhibit 99.1 to this Amendment to Current Report on Form 8-K and are incorporated herein by reference.

  (b) Pro Forma Financial Information

        Item 7(b) of the Form 8-K is hereby amended and restated in its entirety as follows:

        The unaudited pro forma financial statements of Crosstex Energy, L.P. are included as Exhibit 99.2 to this Amendment to Current Report on Form 8-K and are incorporated herein by reference.

  (c) Exhibits

EXHIBIT NUMBER		DESCRIPTION
2.1	—	Purchase and Sale Agreement, dated as of February 13, 2004, by and between AEP Energy Services Investments, Inc. and Crosstex Energy, L.P. (incorporated by reference to Exhibit 2.1 to Quarterly Report on Form 10-Q for the quarter ended March 31, 2004, File No. 000-50067)
2.2	—
First Amendment to Purchase and Sale Agreement, dated as of February 13, 2004, by and between AEP Energy Services Investments, Inc. and Crosstex Energy, L.P. (incorporated by reference to Exhibit 2.2 to Quarterly Report on Form 10-Q for the quarter ended March 31, 2004, File No. 000-50067)
2.3	—
Second Amendment to Purchase and Sale Agreement, dated as of April 1, 2004, by and between AEP Energy Services Investments, Inc. and Crosstex Energy, L.P. (incorporated by reference to Exhibit 2.3 to Quarterly Report on Form 10-Q for the quarter ended March 31, 2004, File No. 000-50067)
23.1	—	Consent of Deloitte & Touche LLP
99.1	—	Financial Statements of LIG Pipeline Company and Subsidiaries
99.2	—	Unaudited Pro Forma Financial Statements of Crosstex Energy, L.P.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSTEX ENERGY, L.P.
	By:	Crosstex Energy GP, L.P., its General Partner
	By:	Crosstex Energy GP, LLC, its General Partner
Date: May 20, 2004	By:	/s/ WILLIAM W. DAVIS William W. Davis Executive Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION
2.1	—	Purchase and Sale Agreement, dated as of February 13, 2004, by and between AEP Energy Services Investments, Inc. and Crosstex Energy, L.P. (incorporated by reference to Exhibit 2.1 to Quarterly Report on Form 10-Q for the quarter ended March 31, 2004, File No. 000-50067)
2.2	—
First Amendment to Purchase and Sale Agreement, dated as of February 13, 2004, by and between AEP Energy Services Investments, Inc. and Crosstex Energy, L.P. (incorporated by reference to Exhibit 2.2 to Quarterly Report on Form 10-Q for the quarter ended March 31, 2004, File No. 000-50067)
2.3	—
Second Amendment to Purchase and Sale Agreement, dated as of April 1, 2004, by and between AEP Energy Services Investments, Inc. and Crosstex Energy, L.P. (incorporated by reference to Exhibit 2.3 to Quarterly Report on Form 10-Q for the quarter ended March 31, 2004, File No. 000-50067)
23.1	—	Consent of Deloitte & Touche LLP
99.1	—	Financial Statements of LIG Pipeline Company and Subsidiaries
99.2	—	Unaudited Pro Forma Financial Statements of Crosstex Energy, L.P.

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  ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES
INDEX TO EXHIBITS